SHARE-BASED COMPENSATION - Inputs to the Model Used for PSUs Granted (Details) - PSUs - € / shares	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Disclosure of Input of Model Used for Performance-Based RSU [Line Items]
Fair value at grant date (in euros) (in EUR per share)	€ 6.65	€ 10.44
Share price at grant date (in EUR per share)	€ 4.64	€ 7.1
Dividend yield	0.00%	0.00%
Expected volatility	63.00%	52.00%
Risk-free interest rate (US government bond yield)	0.36%	2.29%